Aoxing Pharma

A Specialty Pharma Company Focused on
Narcotics and Other Pain Medicines in China

NYSE AMEX Listed: AXN

www.aoxingpharma.com





肿痛安胶囊

Safe Harbor Statement

This presentation includes forward-looking statements including statements regarding the timing and outcome of product development, potential regulatory approvals, future demand for and sales of our products and future development of new products. These statements are not guarantees of future performance and actual results could differ materially and adversely from those expressed in any forward looking statements. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. You are urged to read the Company's filings with the Securities and Exchange Commission, including, but not limited to, the risk factors contained therein. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

AXN Investment Highlights

Growing and underserved market for narcotics and other pain medicine in China
- About $700m in 2010, growing at CAGR 27%, with potential market size of 50 billion dollar.
- Only 25 out of 123 narcotic drugs available in China
- Only 13 designated narcotic drug manufacturers by the China SFDA

High barrier to entry in Chinese narcotic market
- Essentially closed narcotic drug market in China, similar to that in many other countries
- SFDA regulation creates an oligopoly in narcotic drug business
- Chinese government healthcare reform make a big improvement to China narcotics market
- AXN has one of very few fully-integrated SFDA-approved GMP narcotics manufacturers

Strong pipeline of narcotics and pain medicines developed at purposely designed facility
- Several drugs set for the China SFDA will be approved in the coming 2~3 years.
- Besides Reckitt Benckiser, Aoxing is the first one to develop buprenorphine/naloxone sublingual tablet which has promising market
- Well-established efficacy and safety profile of pipeline products(widespread use in developed country)
- Advanced drug delivery technology, including sustained release, oral film and other novel approaches

Committed management team with significant pharmaceutical operation experience
- Extensive senior management experience in pharmaceutical industry of China and USA
- Diversified background and expertise in drug research, development and commercialization
- Best team in China to develop highly regulated pharmaceutical products

A partner of choice for international strategy to capitalize the emerging market opportunity
- Johnson Matthey – FTSE 100 Company, to set up JV with us at our state-of-art facility in China
- QRx Pharma – a New Jersey based company to co-develop Phase III drug for China and ex-China market
- Phoenix PharmLabs – a Salt Lake City based company to co-develop a novel class of CNS products
- American Oriental Bioengineering – a NYSE company, to collaborate on the China market

Company Overview and Vision

A Leading Pain Management Company in the Fast Growing Chinese Pharmaceutical Market

Who We Are

- Founded in Shijiazhuang City in 2002
- Largest purposely designed GMP certified narcotic drug facility in China
- Strategic alliances with Johnson Matthey Plc, QRx Pharma, Phoenix PharmaLabs & AOB
- Over 100 marketed SFDA-approved products and three exclusive products listed on State Essential Drug List.
- Largest narcotic drug pipeline under development in China, and several expected to be launched in 2011-2013
- Focus on 600 key hospitals in 5 key markets



State-of-The-Art Facility

China's largest and most advanced manufacturing facility for highly regulated narcotic medicines: 50 acre of campus



Hebei headquarter facility
Current size: 1.5 million SF
After expansion: 2.0 million SF



Workshop



R&D center


R&D

TCM R&D



Administrative building

Aoxing Pharmaceutical Co.,Inc.

Experienced Management with Proven Track Record

Zhenjiang Yue *Chairman, CEO & Founder*	♦ 25 years of entrepreneurial experience ♦ Founded four companies successively and has been the CEO and GM of private enterprise, incorporated enterprise, state-owned enterprise, and publicly listed company ♦ 14 yeas of management experiences in the healthcare industry ♦ Invested personal savings and founded CAXG (now AXN) in 2002
Bob Ai, PhD **CFO**	♦ 10 years of experience on Wall Street as investor/analyst focusing on healthcare industry ♦ >10 years of experience in scientific research ♦ PhD (Molecular Biology) and MBA from Penn State University; BS from Sun Yat-Sen University ♦ Ray Wu Scholarship
Yunlan Tang *CTO*	♦ Chief Engineer, Chairman of the Manufacturing, Technology, R&D, and Quality Management Committee ♦ Over 30 years senior management experiences at Northern China Pharma, Shijiazhuang Pharma ♦ Graduate of Beijing University of Chemical Technology

Board of Directors with Global Leadership and Expertise

Zhenjiang Yue *Chairman, CEO & Founder*	♦ 25 years of entrepreneurial experience ♦ Founded four companies with 11 years in healthcare industry ♦ Invested personal savings and founded CAXG (now AXN) in 2001
Jun Min *Director*	♦ Founder, Director of American Oriental Bioengineering Inc ♦ Over 20 years of experience in pharmaceutical product sales and marketing in China ♦ BS at Harbin Broadcast & TV University
John O'Shea *Independent Director*	♦ Chairman & CEO of Westminster Securities Corporation, member of NYSE ♦ Extensive expertise in the US capital market and publicly traded company ♦ BA and MA in Economics at University of Cincinnati
Howard Sterling *Independent Director*	♦ Over 30 years of expertise in security laws and IPO in biotech and high-tech industry ♦ Former senior banker at National Securities, Laurus Funds, Partner of Rifkind & Sterling ♦ LLB at Harvard Law School & B.S in Economics at Columbia University
Dr. Guozhu Xu *Independent Director*	♦ Professor at China National Drug Dependence Institute of Beijing University ♦ Former Committee member of Center of Drug Evaluation of China SFDA ♦ Principal Investigator of clinical development of over 80% pain drugs approved by SFDA ♦ Medicine at Beijing Medical University

Major Milestones Achieved by Aoxing

2002
- SFDA Pharmaceutical Manufacturing Certificate
- SFDA R&D license for Tilidine, Tilidine/Naloxone HCl

2004
- Received SFDA GMP certificate for capsule production
- SFDA approvals for importation of narcotic drug API

2005
- SFDA R&D licenses for Pholcodine, Oxycodone HCl, Codeine phosphate
- SFDA certified the narcotics manufacturing security system

2006
- SFDA R&D license for Burprenorphine /Naloxone sublingual tablet

2007
- Naloxone HCl product launch
- Tilidine and Codeine Phosphate entering clinical study

2008
- AOB strategic partnership
- LRT acquisition
- Completing clinical studies of Codeine Phosphate

2009
- NDA filing of Codeine Phosphate
- Complete clinical study of Tilidine tablet

2010
- NYSE AMEX listing
- JV between Johnson Matthey and Aoxing
- QRx Pharma Partnership
- Phoenix Pharmalabs Partnership

Selected Narcotic & Pain Medicine Portfolio*

Drug	Indication	Preclinical	Clinical	Clinical completed	Get the license	Marketed
Zhongtongan (Capsules)	Dental/oral pain					→
Bismuth Potassium Citrate (Oral Solution)	Stomachache Chronic gastritis					→
Naloxone HCl (Injection)	Opioid & alcohol Overdose					→
Isosorbide Mononitrate (Injection)	Anigna pectoris					→
Ligustrazine Phosphate (Injection)	Ischemic stroke					→
Acetaminophen & Caffeine (Tablets)	Pain/Flu					→
Pholcodine (Syrup)	Bronchitis & respiratory			→		
Codeine Phosphate (Oral solution)	Cough & respiratory			→		
Tilidine (Tablets and Capsules)	Moderate to severe pain			→		
Oxycodone/Acetaminophen (Tablets and Capsules)	Moderate to severe pain		→			
Tongjingshule (Capsules)	Menstrual Pain		→			
Tilidine/Naloxone (Tablets and Capsules)	Moderate to severe pain		→			
Buprenorphine/Naloxone (Sublingual tablet)	Drug addiction		→			

* All subject to China SFDA approval

Proven Track Record of Narcotic Research & Development

Expertise	▪ API chemical synthesis, proprietary formulation development, PK/PD studies, drug safety and toxicology ▪ Specialized team in SFDA documentation, application, regulatory filing and IP protection ▪ 40 members with extensive R&D experience
Technology Platform	▪ Drug delivery – fast acting, sustained release, oral film, trans-dermal patch technology ▪ Drug dosage form – tablet, capsule, injection, oral solution and granulate, etc ▪ Product life cycle management
Partnership	▪ Be partner of choice for international business development ▪ Beijing University - To develop a quick-acting, sublingual tablet of buprenorphine and naloxone for drug addict therapeutic treatment

Recent Joint-Venture

Joint effort to capitalize on narcotic and pain-management market opportunity in China

Johnson Matthey Macfarlan Smith

Aoxing Pharma

Hebei Aoxing API Pharmaceutical Co.

- Research, development, manufacturing & marketing of API for narcotics & neurological drugs for the China market
- Macfarlan Smith provides capital and technological expertise derived from 200 years experience
- Hebei Aoxing provides capital, fixed assets & related API operating licenses
- cGMP approval for manufacturing facility 2011, start manufacturing in 2012
- Initial development of 8 API products
- Total capital investment over 5 years is projected to be ~$15MN

AXN Strategic Alliances

Strategic Partnership	Strategic Alliance
▪ Co-developing MoxDuo®IV, and MoxDuo®IR (combo of oxycodone and morphine) ▪ Targeting acute moderate to severe pain ▪ AXN exclusive marketing rights in China for MoxDuo®IV & MoxDuo®IR ▪ Program to meet the US FDA and China SFDA regulatory requirements	▪ Co-developing a novel class of poly-receptor active opioid-like drugs in China and ex-China market ▪ Targeting pain, substance abuse and addiction treatment ▪ Joint force with U. S. National Institute of Drug Abuse ("NIDA") and the Chinese National Institute on Drug Dependence at Beijing University ("NIDD")

Positioning of AXN Products

- Standard care Rx
- In-patient population
- Chronic treatment

- Cancer pain
- Post-operative pain
- Other pains



Rx Indication
Product Profile
Pricing
Distribution
Patient Target
Rx Positioning

- Fast acting
- Drug dependence
- Safety

- Distribution channels
- Government policy
- Steady supply of core products

- Costs & fees
- Price sensitivity
- Insurance coverage
- Profit margin

Financial Snapshot

Balance Sheet ($ in thousands)	12/31/2010
Assets	
Cash	2,809
Accounts receivables	2,237
Inventory	1,622
prepaid expenses & Other current assets	1,545
Total current assets	**8,213**
Property and equipment, net	26,857
Other intangible assets and Goodwill	20,911
Deferred tax assets	3,786
Long-term assets	**51,554**
Total assets	**59,767**
Liabilities & stockholders' equity	
Total current liabilities	15,514
Total liabilities	**25,100**
Total stockholders' equity	**34,667**
Total liabilities & stockholders' equity	**59,767**

Key Financials

- 500 full-time employees
- FY10 Revenue: $6.12 million (06/30/10)
- FY10 Net Loss: $0.84 million (US GAAP)
- FY10 EPS: ($-0.02)

Shareholder Ownership:

- Corporate owners – 36% by AOB
- Management and affiliates owners – 35%
- Institutional and mutual fund owners – 9%
- Float held by institutional owners – 16%
- Number of institutional holders - 28

Rx Marketing Strategy – Target Five Key Markets



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36



盐酸纳洛酮注射液



双黄连胶囊



枸橼酸铋钾口服溶液

- Three-pronged approach
  - Direct sales
  - Distributors
  - Government procurement
- 600 core hospitals in 5 key markets
- To expand to 1,400 small to mid hospitals



Northeast
Northern
Southwest
Shanghai Triangle
Southern Triangle

Aoxing Pharmaceutical Co.,Inc.

Significantly Underserved Narcotics Pain Market

Underserved narcotics medicine market in China

- Only 25 narcotic drugs available in China vs. 123 in countries such as the US, etc.
- Morphine consumption comparison in Y2008
  - ~ 4.3 % of USA
  - ~ 0.9 % of USA per capita
- Oxycodone consumption comparison in Y2008
  - 117 kg in China vs. 41 ton in the USA

Morphine consumption in China and other countries (Y2008, Unit: Ton)



25
20
15
10
5
0
0.906
2.4
21
China
France
USA

Source: International Narcotics Control Board 2009 Report

Significantly Underserved Narcotics Pain Market

Market size was estimated to be $700m in Y2010
CAGR at 27% between 2005 and 2009

Narcotic drug sales at selected Chinese hospitals: 2005-2009



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
销售额（万元）
当年增长率
12,275
15,046
22.57%
23,102
53.54%
25,573
10.70%
32,210
25.96%
60%
50%
40%
30%
20%
10%
0%
2005年
2006年
2007年
2008年
2009年

单位：万元

图 1 2005～2009 年全国抽样医院麻醉性镇痛药销售趋势

Source: www.healthoo.com

High Barrier to Entry in China's Narcotic Drug Market

An essentially closed/protected market in China
only 13 designated narcotic drug makers licensed by China SFDA
Only 3 – 4 serious players in the market

Guidance in granting narcotic drug licenses by China SFDA:

- API – 1-2 licensees per product
- Finished dosage form with one active ingredient – up to 3 licensees per product
- Finished dosage form with multiple active ingredients – up to 7 licensees per product

Vs guidance in granting psychiatric drug licenses by China SFDA:

- API – 1-5 licensees
- Class I drug licensees – up to 5 licensees
- Class II drug licensees – up to 10 licensees

SFDA Narcotic Drug Development & Approval Process


NDA application, review and approval by the SFDA
Clinical studies of efficacy and safety, bioequivalence on Chinese patients, GMP and pilot process
Preclinical development, animal PK, PD and Tox, dosage and formulation optimization
R&D project registration license granted by the SFDA
SFDA selects specific narcotics, and allocates to 2-3 qualified drug makers
24 – 48 months

Market Drivers in Chinese Narcotics & Pain Medicines


Prior to 2000, very few narcotics in China, ~ 1% of the US market, currently about $700 mil, 27% CAGR
New government efforts to increase supply, especially from domestic producers
Increased awareness of western medicine, government and private insurance, geriatric demographic
Need for new and effective treatments, especially for cancer, #1 cause of death in China, 15 mil total patients

Milestones and Catalysts

- 1Q – Key workshops (pretreatment, extraction, tincture, and pill dosage) obtain GMP certification
- 2011 – Hebei Province SFDA inspection of the synthesis workshop at the Aoxing-Johnson Matthey JV and completion of SFDA GMP certification of JV by using Johnson Matthey process
- 2011 – Start production of Pholcodine API & Pholcodine compound syrup
- 2011 – SFDA approval of Pseudoephedrine oral solution
- 2011 – Complete Oxycodone & Acetaminophen Tablets and Capsule bioequivalence clinical trial
- 2011 - Start clinical trial of Buprenorphine Hydrocloride sublingual tablet
- YE2011 - Complete clinical trial of Tilidine & Naloxone for treating moderate and severe, acute and chronic pain
- YE2011 - Complete Tongjingshule Capsule clinical trial
- 1H12 - SFDA approval of Tilidine Hydrochloride tablet
- 1H12 – The JV project Naloxone with Johnson Matthey will put into production

AXN Investment Highlights

1. Growing and underserved market for narcotics and pain medicine in China
2. High barrier to entry in the Chinese narcotic drug market
3. Rich pipeline of narcotics and other pain medicines
4. Committed management team with over 100 years pharmaceutical experience
5. A partner of choice for international business collaboration
6. Three narcotics will be launched to market after years of development
7. Growing from R&D to manufacturing and sales of marketed products and profit generating